Benefit Plans - Balances of Accumulated Other Comprehensive Income (Loss) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss) [Abstract]
Prior service cost	$ 15	$ 34
Net actuarial loss	(22,855)	(8,579)
Total	(22,870)	(8,613)
Deferred taxes	(8,005)	(3,015)
Accumulated other comprehensive loss	$ (14,865)	$ (5,598)